SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
--------------------------------------------------------------------------------
                                  April 9, 1999


                         STATEFED FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


   Delaware                        0-22790                         42-1410788
--------------------------------------------------------------------------------
(State or other             (Commission File No.)                (IRS Employer
 jurisdiction of                                                  Identification
 incorporation)                                                   Number)


   519 Sixth Avenue, Des Moines, Iowa                              50309-2473
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:          (515) 282-0236
--------------------------------------------------------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On April 9, 1999, the Registrant issued the attached press release announcing the date and time of the 1999 Annual Meeting of Shareholders.


Item 7.  Financial Statements and Exhibits

         (a)      Exhibits

                  99     Press release, dated April 9, 1999.


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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           STATEFED FINANCIAL CORPORATION




Date:  April 9, 1999                             By: /s/ JOHN F. GOLDEN
     --------------------                     ---------------------------------
                                               John F. Golden, President and
                                               Chief Executive Officer



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


                                                                      EXHIBIT 99


StateFed Financial Corporation
519 Sixth Avenue
Des Moines, Iowa  50309-2473



                                  NEWS RELEASE

John F. Golden
Chairman of the Board,                                 FOR IMMEDIATE RELEASE
President & Chief                                      ---------------------
Executive Officer                                       April 9, 1999

StateFed Financial Corporation                  FOR FURTHER INFORMATION CONTACT:
519 Sixth Avenue                                --------------------------------
Des Moines, Iowa  50309                                 Andra K. Black
                                                        Executive Vice President
515-282-0236                                            515-282-0236


                         STATEFED FINANCIAL CORPORATION
                          ANNOUNCES ANNUAL MEETING DATE

         (April 9, 1999) - - StateFed Financial Corporation (NASDAQ: "SFFC"), parent of State Federal Savings and Loan Association, Des Moines, Iowa, today announced that its annual meeting of shareholders will be held at 2:00 p.m. on Wednesday, October 20, 1999 at the corporate offices at 519 Sixth Avenue, Des Moines, Iowa.